Exhibit 32.1

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SunHydrogen, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31, 2021 as filed with the Securities and Exchange Commission the date hereof (the “Report”), I, Timothy Young, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 18, 2021	/s/ Timothy Young
Timothy Young
Chief Executive Officer & Acting Chief Financial Officer
(Principal Executive and Financial Officer)